                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 27, 2000
                                                         -----------------




                      CHARTER COMMUNICATIONS HOLDINGS, LLC
                      ------------------------------------
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
               ---------------------------------------------------
           (Exact name of registrants as specified in their charters)


                                    Delaware
                                    --------
                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


            333-77499                                        43-1843179
            ---------                                        ----------
           333-77499-01                                      43-1843177
           ------------                                      ----------
      Commission File Number                             (Federal Employer
                                                       Identification Number)


12444 Powerscourt Drive - Suite 400
St. Louis, Missouri                                               63131
--------------------------------------------------                -----
(Address of Principal Executive Offices)                          (Zip Code)

(Registrant's telephone number, including area code)              (314) 965-0555
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ITEM 5.  OTHER ITEMS.

         Charter Communications Holdings, LLC ("Charter Holdings") and its wholly owned subsidiary, Charter Communications Holdings Capital Corporation (collectively, the "Issuers"), announced plans to raise $850.0 million in a private placement of senior and senior discount notes (the "Notes"). The net proceeds of the offering will be used to repay $272.5 million that remains outstanding under the August 2000 $1.0 billion senior bridge loan of Charter Holdings and to repay a portion of amounts outstanding under the revolving credit facilities of certain subsidiaries of the Issuers of the Notes.

         The Issuers plan to sell senior notes due 2008 and 2011, and senior discount notes due 2011 in early January 2001.

         A copy of the press release announcing the contemplated financing is being filed as Exhibit 99.1 with this report.




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ITEM 7.  EXHIBITS.

         (a)      Exhibits.

                  99.1     Press release dated December 27, 2000.*

----------------
*filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        CHARTER COMMUNICATIONS
                                        HOLDINGS, LLC, a registrant

Dated December 27, 2000                 By: /s/ KENT D. KALKWARF
                                            --------------------
                                            Name:  Kent D. Kalkwarf
                                            Title: Senior Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer
                                                   and Principal Accounting
                                                   Officer)




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        CHARTER COMMUNICATIONS
                                        HOLDINGS CAPITAL CORPORATION, a
                                        registrant

Dated December 27, 2000                 By: /s/ KENT D. KALKWARF
                                            --------------------
                                            Name:  Kent D. Kalkwarf
                                            Title: Senior Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer
                                                   and Principal Accounting
                                                   Officer)



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                                  EXHIBIT INDEX


99.1     Press release dated December 27, 2000.